UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 8, 2018

____________________

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 8, 2018, Allen L. Leverett submitted notice of his resignation as President of WEC Energy Group, Inc. (the “Company” or “WEC Energy”) to the Company’s Board of Directors (the “Board”), effective at the close of business on October 10, 2018, and of his intention to remain as a member of the Company’s Board. Mr. Leverett has been on medical leave from the Company since suffering a stroke in October 2017. On October 9, 2018, the Board accepted Mr. Leverett’s resignation as President and confirmed his continuation of service as a member of the Board.

Also, on October 9, 2018, the Board appointed J. Kevin Fletcher, age 60, as President of WEC Energy, with overall responsibility for the operational and financial performance of WEC Energy’s utility subsidiaries in Wisconsin, Illinois, Michigan and Minnesota. In his new position, Mr. Fletcher will report directly to Gale E. Klappa, Chairman and Chief Executive Officer of the Company.

Since May 1, 2016, Mr. Fletcher has served as President of the Company’s Wisconsin utilities, namely Wisconsin Electric Power Company and Wisconsin Gas LLC (doing business together as “We Energies”) and Wisconsin Public Service Corporation (“WPSC”). In addition, since September 15, 2018, he has served as President of the Company’s Michigan and Minnesota utilities. From June 2015 through April 2016, Mr. Fletcher served as Executive Vice President – Customer Service and Operations for We Energies and WPSC, and from October 2011 to June 2015, he served as Senior Vice President – Customer Operations for We Energies.

Mr. Fletcher will continue to serve as a director of all of WEC Energy’s Wisconsin, Michigan and Minnesota utilities. The Company expects that Mr. Fletcher will be elected to serve as a director of the Illinois utilities as well. In addition, Mr. Fletcher is, and will continue to serve as, President and a director of the Company’s centralized service company, WEC Business Services LLC.

Mr. Fletcher’s compensation arrangement for his new role has not yet been determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ Scott J. Lauber
Date: October 9, 2018	Scott J. Lauber – Executive Vice President and Chief Financial Officer

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